EXHIBIT 10.2


                  FIRST AMENDMENT TO FOURTH AMENDED
                    AND RESTATED CREDIT AGREEMENT

    This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into effective as of Augsut 4, 2005 (the "Amendment Effective Date"), among GIANT INDUSTRIES, INC., a Delaware corporation (the "Company"), the financial institutions from time to time parties to the Credit Agreement (collectively, the "Lenders"), and BANK OF AMERICA, N.A. as administrative agent (the "Administrative Agent") for the Lenders and as a Lender, Swing Line Lender and as Issuing Bank. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement referred to below shall have the meanings ascribed to them in the Credit Agreement.

    WHEREAS, the Company, the Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit
Agreement dated as of June 27, 2005, (the "Credit Agreement"); and

    WHEREAS, the Company desires to amend Section 8.05(d) of the Credit Agreement, and Lenders are willing to do so;

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

    SECTION 1. Amendment to Section 8.05(d) of the Credit Agreement (Limitations on Indebtednesss and Contingent Obligations). Section 8.05(d) of the Credit Agreement is hereby amended by deleting
"$15,000,000" and inserting "$25,000,000".

    SECTION 2. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Administrative Agent and to each Lender that:

    (a) This Amendment, the Credit Agreement as amended hereby and each Loan Document have been duly authorized, executed and delivered by the Company and the applicable Loan Parties and constitute their legal, valid and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

    (b) The representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to, as if made on and as of the Amendment Effective Date.

    (c) As of the date hereof, at the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

    (d) No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution and delivery of this Amendment or the performance by the Company or any Loan Party of its obligations hereunder. This Amendment has been duly authorized by all necessary corporate action, and the execution, delivery and performance of this Amendment and the documents and transactions contemplated hereby does not and will not (a) contravene the terms of the Company's or any Loan Party's Organization Documents; (b) conflict with or result in any breach or contravention of, or result in or require the imposition or creation of any Lien under any document evidencing any other material Contractual Obligation to which the Company or any Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or any Loan Party is subject; or (c) violate any Requirement of Law.

    SECTION 3. Conditions of Effectiveness. The amendment to the Credit Agreement set forth this Amendment shall be effective on the Amendment Effective Date, provided that the Administrative Agent shall have received:

    (a) counterparts of this Amendment duly executed by the Company, the Loan Parties, the Administrative Agent, and the Majority Lenders;

    (b) such other documents as the Administrative Agent may require in connection with the foregoing.

    SECTION 4. Costs. The Company agrees to pay on demand reasonable Attorney Costs of the Administrative Agent and all other costs and expenses of the Administrative Agent, in connection with the preparation, execution and delivery of this Amendment and any other documents executed in connection therewith.

    SECTION 5. Effect of Amendment. This Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent, the Issuing Bank or the Lenders may now have under or in connection with the Credit Agreement, as amended by this Amendment. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and such Credit Agreement shall be read and construed as one instrument. The Company and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Administrative Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid and binding obligations of the Company and the Loan Parties, remain in full force and effect, are unimpaired by this Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

    SECTION 6. Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. This
Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

    THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

    THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                   [SIGNATURES BEGIN ON NEXT PAGE]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.


                                GIANT INDUSTRIES, INC.


                                By: /s/ MARK B. COX
                                   --------------------------------
                                   Mark B. Cox
                                   Executive Vice President
                                   and Chief Financial Officer






THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. FIRST AMENDMENT TO
              FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                BANK OF AMERICA, N.A., as
                                Administrative Agent

                                By  /s/ RENITA M. CUMMINGS
                                  ---------------------------------
                                  Renita M. Cummings
                                  Assistant Vice President



                                BANK OF AMERICA, N.A., as a Lender,
                                Issuing Bank and Swing Line Lender


                                By  /s/ ZEWDITU MENELIK
                                  ---------------------------------
                                  Zewditu Menelik
                                  Vice President






THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. FIRST AMENDMENT TO
              FOURTH AMENDED AND RESTATED CREDIT AGREEMENT




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                                BNP PARIBAS, as a Lender


                                By  /s/ MARK A. COX
                                  ---------------------------------
                                  Name:  Mark A. Cox
                                  Title: Director



                                By  /s/ GREG SMOTHERS
                                  ---------------------------------
                                  Name:  Greg Smothers
                                  Title: Vice President






THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. FIRST AMENDMENT TO
              FOURTH AMENDED AND RESTATED CREDIT AGREEMENT




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                                UBS LOAN FINANCE LLC, as a Lender



                                By  /s/
                                  ---------------------------------





                                By  /s/
                                  ---------------------------------







THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. FIRST AMENDMENT TO
              FOURTH AMENDED AND RESTATED CREDIT AGREEMENT





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                                WELLS FARGO BANK, N.A., as a Lender



                                By  /s/ TIM GREEN
                                  ---------------------------------
                                  Name:  Tim Green
                                  Title: Portfolio Manager






THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. FIRST AMENDMENT TO
              FOURTH AMENDED AND RESTATED CREDIT AGREEMENT





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                                BANK OF SCOTLAND, as a Lender



                                By  /s/ AMENA NABI
                                  ---------------------------------
                                  Name:  Amena Nabi
                                  Title: Assistant Vice President






THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. FIRST AMENDMENT TO
              FOURTH AMENDED AND RESTATED CREDIT AGREEMENT





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                                COMERICA BANK, as a Lender



                                By  /s/ THOMAS CARTER WADDELL
                                  ---------------------------------
                                  Name:  Thomas Carter Waddell
                                  Title: Vice President






THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. FIRST AMENDMENT TO
              FOURTH AMENDED AND RESTATED CREDIT AGREEMENT





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                                FORTIS CAPITAL CORP., as a Lender



                                By  /s/ CASEY LOWARY
                                  ---------------------------------
                                  Name:  Casey Lowary
                                  Title: Senior Vice President


                                By  /s/ DARRELL HOLLEY
                                  ---------------------------------
                                  Name:  Darrell Holley
                                  Title: Managing Director




THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. FIRST AMENDMENT TO
              FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                PNC BANK, NATIONAL ASSOCIATION, as a
                                Lender



                                By  /s/ MARC MUEHLEMANN
                                  ---------------------------------
                                  Name:  Marc Muehlemann
                                  Title: Vice President






THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. FIRST AMENDMENT TO
              FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                RZB FINANCE LLC, as a Lender



                                By  /s/ JOHN A. VALISKA
                                  ---------------------------------
                                  Name:  John A. Valiska
                                  Title: First Vice President



                                By  /s/ CHRISTOPH HOEDL
                                  ---------------------------------
                                  Name:  Christoph Hoedl
                                  Title: Group Vice President






THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. FIRST AMENDMENT TO
              FOURTH AMENDED AND RESTATED CREDIT AGREEMENT





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                                HIBERNIA NATIONAL BANK, as a Lender



                                By  /s/ CORWIN DUPREE
                                  ---------------------------------
                                  Name:  Corwin Dupree
                                  Title:  Vice President






THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. FIRST AMENDMENT TO
              FOURTH AMENDED AND RESTATED CREDIT AGREEMENT





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                                NATEXIS BANQUES POPULAIRES, as a
                                Lender



                                By  /s/ LOUIS P. LAVILLE, III
                                  ---------------------------------
                                  Name:  Louis P. Laville, III
                                  Title: Vice President / Manager



                                By  /s/ DANIEL PAYER
                                  ---------------------------------
                                  Name:  Daniel Payer
                                  Title:  Vice President






THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. FIRST AMENDMENT TO
              FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                U.S. BANK NATIONAL ASSOCIATION, as a
                                Lender



                                By  /s/ KATHRYN A. GAITER
                                  ---------------------------------
                                  Name:  Kathryn A. Gaiter
                                  Title: Vice President






THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. FIRST AMENDMENT TO
              FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                      RATIFICATION AND AGREEMENT

     Each of the undersigned Loan Parties hereby consents to and accepts the terms and conditions of the foregoing Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions thereof, and ratifies and confirms that each of the Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to the foregoing Amendment.


                          GIANT INDUSTRIES ARIZONA, INC.,
                          GIANT FOUR CORNERS, INC.,
                          GIANT MID-CONTINENT, INC.,
                          GIANT STOP-N-GO OF NEW MEXICO, INC.,
                          SAN JUAN REFINING COMPANY,
                          CINIZA PRODUCTION COMPANY,
                          PHOENIX FUEL CO., INC.,
                          GIANT PIPELINE COMPANY, and
                          as Loan Parties



                          By: /s/ MARK COX
                             ------------------------------
                          Name:  Mark Cox
                                 in each case, as Executive Vice
                                 President and Chief Financial Officer

THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. FIRST AMENDMENT TO
              FOURTH AMENDED AND RESTATED CREDIT AGREEMENT